[LOGO] CDC NVEST
            =========FUNDS(SM)
                 CDC IXIS Asset Management Distributors

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                                  Annual Report
                                  December 31, 2002
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                                  CDC Nvest Municipal Income Fund
                                  Loomis, Sayles & Company

                                  CDC Nvest Massachusetts Tax Free Income Fund
                                  Loomis, Sayles & Company

                   CDC Nvest Funds
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                   Annual Report                               December 31, 2002

                   Table of contents

                   President's  Letter .....................................   1
                   Economic Update .........................................   2
                   Portfolio Managers' Commentary and Performance
                     CDC Nvest Municipal Income Fund .......................   4
                     CDC Nvest Massachusetts Tax Free Income Fund ..........   6
                   CDC Nvest Tax Free Income Funds Risks ...................   8
                   Schedules of Investments
                     CDC Nvest Municipal Income Fund .......................   9
                     CDC Nvest Massachusetts Tax Free Income Fund ..........  11
                   Statements of Assets and Liabilities ....................  13
                   Statements of Operations ................................  14
                   Statements of Changes in Net Assets .....................  15
                   Financial Highlights ....................................  16
                   Notes to Financial Statements ...........................  18
                   Report of Independent Accountants .......................  24
                   Trustees' Information ...................................  25

                               PRESIDENT'S LETTER

February 2003
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President
CDC Nvest Funds

"...A professional financial advisor can help you take the emotion out of investing and make sound, rational decisions for the long term."

Dear Shareholder:

Investors will remember 2002 as a year marked by extremes. The bear market reached into its third year, questions surrounding corporate governance grew, and the threat of war with Iraq intensified. Yet even through these dark clouds, investors found some bright spots and the market delivered seven weeks of positive returns through October and November, making for the longest rally since the first quarter of 2000.

It may be impossible to predict where the market will go from here, but there are steps you can take to be prepared. Now is a good time to return to such core investment principles as investing with a long-term outlook, diversifying your portfolio, managing your asset allocation, and looking to your financial advisor for guidance.

This fourth principle may be the most important for these times. When you are unnerved by volatility and uncertainty, a professional financial advisor can help you take the emotion out of investing and make sound, rational decisions for the long term.

As you plan your future, CDC Nvest Funds will be here for you, giving you access to the depth and strength of CDC IXIS Asset Management, a $312 billion* global money manager. Through its unique multi-manager approach we can bring you a diverse selection of investment disciplines that may help you achieve many goals in the years ahead.

We thank you for continuing to place your trust in CDC Nvest Funds and look forward to helping you succeed, whatever the future brings.

Sincerely,


/s/ John T. Hailer

*As of 12/31/02

                                ECONOMIC UPDATE

February 2003

THE ECONOMY

As 2002 drew to a close, a full economic recovery remained out of reach. Quarterly growth numbers surged to 5.0% in the first quarter and then slowed to a crawl in the fourth quarter, for an average rate for the year of 2.4%, according to the U. Commerce Department's advanced estimate. Layoffs continued among manufacturing companies, the result of continued sluggish demand for industrial equipment, big-ticket consumer items and air travel. The jobless rate rose to 6.0% at the end of December, according to the U.S. Department of Labor. This was an eight-year high, although labor markets actually improved in sectors that are expected to get a boost from higher defense spending.

Except for basic areas like medical care and housing, low inflation is helping consumers stretch their dollar. While most retailers were disappointed with holiday sales, car sales were surprisingly strong, and spending on computers and other technology-related equipment finally came to life by the end of the year. Personal savings reached 4.4% of disposable income in the fourth quarter of 2002
- well above the depressed levels of the past few years, but below levels prior to the stock mar ket boom in the late 1990s. The housing market, which had remained strong all year, began to cool late in the year, only to surge again in December, pushing home building activity for all of 2002 to the highest level in 16 years.

Aside from the possibility of war in Iraq, prospects for the year ahead are brighter. Strong productivity growth is expected translate into greater profitability, and the Federal Reserve Board's November interest rate cut, the first in nearly a year, is expected to provide added stimulus for growth.

                              Personal Savings Rate
                                     versus
                          Dow Jones Industrial Average
                        Ten years ended December 31, 2002

                         1993         8.7        3754
                         1994         6.6        3834
                         1995         4.8        5117
                         1996         4.6        6448
                         1997         4.2        7908
                         1998         3.9        9181
                         1999         1.6       11497
                         2000         2.7       10767
                         2001         1.3       10022
                         2002         4.4        8342

Source: Seasonally adjusted personal savings rate, Bureau of Economic Analysis

The chart compares the annual personal savings rate of all Americans for each of the past ten years to the closing price on the Dow Jones Industrial Average. As the Dow headed into its steep rise in the late 1990s, the personal savings rate declined. As stock prices began a three-year decline in 2000, the savings rate increased for the first time in ten years. This suggests that investors no longer feel they can rely on double-digit returns on their investments to build for their future. They are reaching deeper into their pockets, setting aside a greater portion of their disposable income.

                                ECONOMIC UPDATE

THE EQUITY MARKETS

For equity investors, 2002 was a year on the see-saw. Stock prices moved up in the first quarter, down in the second and third quarters, and back up again in the fourth quarter, raising hope that the longest bear market in recent memory could finally be over. But for the year as a whole, the gains were not enough; all major stock market indexes closed December in negative territory, making 2002 the third consecutive losing year for common stocks.

Foreign stocks fared as badly as the U.S. market or even worse, as economic problems persisted around the globe. However, the market experienced a change in sentiment in the fourth quarter, as money flowed into stocks that had been hard hit a year ago. U.S.-based investors benefited from the strength of the euro versus the dollar. Asian equities were also mired in red ink, but in general, Asian markets did better than the United States.

THE FIXED-INCOME MARKETS

Bond investors were on a see-saw of their own, but returns generally moved counter to the stock market. However, the Fed's decision to cut short-term interest rates by a generous 0.5% in November gave the markets renewed strength in December. The yield on the benchmark ten-year U.S. Treasury bond fell from 5.1% to 4.0% by the end of the year and short-term rates dropped from 1.7% to 1.2% - their lowest level in 41 years. In general, higher-quality bonds outperformed lower-quality bonds. Municipal bonds, which had been strong performers throughout the year, were flat in the closing quarter. High-yield bonds generally lost ground during the year, as the bankruptcy rate remained high, especially in the troubled telecommunications and utilities sectors. However, in the final quarter, high-grade bonds lost ground and the high-yield sector came back to life.

                            Historical Interest Rates
              Quarter-by-quarter, ten years ended December 31, 2002

                       Dec-92        3.22         6.7
                       Mar-93        2.96        6.07
                       Jun-93        3.05        5.79
                       Sep-93         2.9        5.33
                       Dec-93        3.06        5.77
                       Mar-94         3.5        6.72
                       Jun-94         4.2        7.27
                       Sep-94        4.79         7.6
                       Dec-94        5.56        7.81
                       Mar-95        5.64        7.15
                       Jun-95        5.35        6.17
                       Sep-95        5.14        6.26
                       Dec-95        4.91        5.64
                       Mar-96        4.99        6.32
                       Jun-96        5.12        6.85
                       Sep-96        5.18        6.73
                       Dec-96        5.08        6.45
                       Mar-97        5.13         6.9
                       Jun-97        5.12        6.42
                       Sep-97        4.93        6.06
                       Dec-97        5.29        5.75
                       Mar-98        5.05        5.61
                       Jun-98           5        5.44
                       Sep-98        4.43        4.46
                       Dec-98        4.52         4.7
                       Mar-99        4.38        5.24
                       Jun-99        4.75        5.87
                       Sep-99        4.72        5.92
                       Dec-99         5.3        6.41
                       Mar-00        5.72        6.13
                       Jun-00        5.68        6.08
                       Sep-00        6.01        5.82
                       Dec-00         5.7        5.01
                       Mar-01         4.2        4.95
                       Jun-01        3.38        5.29
                       Sep-01        2.32        4.53
                       Dec-01        1.71        5.15
                       Mar-02        1.82        5.38
                       Jun-02        1.69        4.83
                       Sep-02        1.54        3.69
                       Dec-02        1.19        3.92

Source: Federal Reserve Board

The chart compares interest rates on two market benchmarks over the past decade. In the two years since the Fed began its stimulus program, both ten-year and three-month Treasury rates have been volatile. However, while rates on ten-year Treasuries declined by 20%, from 5.0% to 4.0%, three-month Treasuries fell by almost 80% during the period, from 5.9% to 1.2%. The chart also shows that this pattern is unusual. Historically, interest rates on short-term securities have been less volatile than longer-term rates.

                        CDC NVEST MUNICIPAL INCOME FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

================================================================================

Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital
--------------------------------------------------------------------------------

Strategy:
Invests primarily in municipal securities issued by state and local governments
--------------------------------------------------------------------------------

Inception Date:
May 9, 1977
--------------------------------------------------------------------------------

Manager:
Kent P. Newmark*
Martha A. Strom
Loomis, Sayles & Company, L.P.
--------------------------------------------------------------------------------

Symbols:
Class A            NEFTX
Class B            NETBX
--------------------------------------------------------------------------------

Net Asset Value Per Share:
(December 31, 2002)
Class A                 $7.43
Class B                  7.44

================================================================================

*Effective January 1, 2003, Robert Payne became co-manager.

                                                           Management Discussion
--------------------------------------------------------------------------------

Although it was a volatile 12 months, bonds in the upper end of the quality spectrum did better in 2002 than lower-quality bonds, as economic and geopolitical uncertainty caused investors to seek relative safety. This bias toward low risk, coupled with extremely low rates on short-term bonds, prompted investors to focus on intermediate-term bonds maturing in the 7- to 12-year range.

CDC Nvest Municipal Income Fund held a major portion of assets in intermediate-term bonds rated A or better during most of the year, which was a positive for the fund, but its airline-related bonds were negatives. As a result, for the 12 months ended December 31, 2002, the fund's total return was 7.31% based on the net asset value of Class A shares, including $0.34 in reinvested dividends. By comparison, the total return on Lehman Brothers Municipal Bond Index was 9.60% for the same period, and the average return on the funds in Morningstar's Muni National Long category was 7.96%.

As of December 31, 2002, the 30-day SEC yield on Class A shares was 4.07% - equivalent to a taxable yield of 6.63% based on the 38.6% maximum federal tax rate in effect for 2002.

ONGOING DESCENT OF AIRLINE BONDS HURT FUND PERFORMANCE
Early in 2002 industrial revenue bonds, including bonds issued on behalf of airlines, appeared to be recovering in the wake of the terrorist attacks in September 2001. Municipalities issue revenue bonds to fund projects for corporations that will benefit the public, such as improvements to airport facilities. These bonds are backed by revenues from people using the facilities, but as airline profits fell most airline bonds were downgraded. Although airline-related issues accounted for just 5% of the fund's portfolio, they were responsible for a major portion of the fund's underperformance this year.

HIGH-QUALITY BONDS PERFORMED WELL IN 2002
The best performing bonds in the portfolio this year included pre-refunded bonds issued by San Antonio, Texas, for the Electric & Gas Facility; they had a coupon rate of 5.75% and a 2017 maturity date. When a bond is pre-refunded, a new bond is issued to refund an old one and the proceeds typically are invested in U.S. Treasury securities. Between the date the old issue is refunded and the call date, when the principal is due (February 2010 in this case), bondholders receive interest at the old, higher rate, but the bonds are backed by Aaa-rated securities. Massachusetts Water Resource Authority bonds, Aaa-rated bonds with a coupon rate of 4.75% and a 2037 maturity, also performed well, as did insured bonds issued for Washington's Central Puget Sound Regional Transportation Authority, with a coupon rate of 4.75%, maturing in 2028.

CURRENT CLIMATE, MARKET CONDITIONS FAVOR MUNICIPAL BOND INVESTORS
Today's low interest rates come at an opportune time for municipalities needing to issue new debt to fund budget deficits. This wealth of new issues early in 2003 is likely to increase supply and possibly boost yields for investors. At the same time, yield spreads - the difference in yield between high- and lower-quality bonds - also remain wide by historical standards. This means that investors who are willing to accept higher risks are being well compensated. And until the current climate of uncertainty dissipates, the recovery is likely to remain slow, keeping a lid on interest rates generally.

The outlook is especially positive for tax-averse investors because municipal bond rates have been slower to change than rates on taxable bonds. High-quality, 10-year municipal bonds normally pay approximately 80% to 85% of the rate on 10-year Treasury bonds. During October and November, supply in the municipal market swelled, which meant that municipal rates rose faster than comparable taxable bonds, reaching as high as 95% of the Treasury rate. Currently the fund emphasizes longer-term maturities, with nearly one-third of holdings maturing in the 10- to 20-year range. It is also heavily weighted in bonds in the Aaa or Aa categories. Our current expectations are for a strong first quarter in 2003 and a generally positive year once geopolitical tensions subside.

                        CDC NVEST MUNICIPAL INCOME FUND

                                    Investment Results through December 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Municipal Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                  December 31, 1992 through December 31, 2002

                              NAV              MSC         LB Muni Bond
       12/31/1992            10000             9550           10000
                             10083             9629           10116
                             10475            10004           10482
                             10359             9893           10371
                             10478            10007           10476
                             10528            10054           10535
                             10707            10225           10711
                             10719            10237           10725
                             10944            10452           10948
                             11049            10552           11073
                             11075            10577           11094
                             10964            10471           10996
       12/31/1993            11216            10711           11228
                             11349            10838           11357
                             11024            10528           11063
                             10482            10010           10612
                             10518            10045           10702
                             10624            10146           10795
                             10556            10081           10729
                             10751            10267           10926
                             10784            10299           10963
                             10597            10120           10803
                             10364             9897           10611
                             10055             9603           10419
       12/31/1994            10320             9855           10648
                             10680            10199           10952
                             11050            10553           11271
                             11193            10689           11401
                             11215            10710           11414
                             11528            11009           11778
                             11380            10868           11675
                             11479            10962           11786
                             11563            11042           11935
                             11647            11123           12011
                             11810            11279           12185
                             12006            11466           12388
       12/31/1995            12098            11553           12507
                             12193            11645           12601
                             12120            11574           12516
                             11982            11443           12356
                             11956            11418           12321
                             11946            11409           12316
                             12083            11539           12451
                             12171            11624           12563
                             12161            11614           12560
                             12366            11810           12736
                             12505            11943           12880
                             12695            12124           13116
       12/31/1996            12657            12088           13060
                             12670            12100           13085
                             12783            12208           13205
                             12620            12052           13029
                             12712            12140           13138
                             12856            12278           13336
                             13035            12448           13478
                             13387            12785           13852
                             13307            12708           13722
                             13419            12815           13884
                             13513            12905           13974
                             13555            12945           14056
       12/31/1997            13743            13124           14261
                             13913            13287           14408
                             13955            13327           14413
                             13977            13348           14425
                             13910            13284           14360
                             14060            13427           14587
                             14120            13484           14645
                             14143            13507           14682
                             14331            13686           14908
                             14447            13797           15094
                             14397            13749           15094
                             14458            13808           15147
       12/31/1998            14475            13824           15185
                             14617            13959           15366
                             14587            13931           15299
                             14593            13936           15320
                             14636            13977           15358
                             14585            13929           15269
                             14419            13770           15049
                             14463            13812           15104
                             14315            13671           14983
                             14321            13677           14989
                             14114            13479           14827
                             14246            13605           14985
       12/31/1999            14076            13443           14873
                             14001            13371           14808
                             14156            13519           14980
                             14373            13727           15307
                             14294            13651           15217
                             14254            13613           15138
                             14514            13861           15539
                             14675            14015           15755
                             14877            14208           15998
                             14837            14169           15915
                             14959            14286           16088
                             15061            14383           16210
       12/31/2000            15309            14620           16611
                             15416            14722           16775
                             15440            14745           16828
                             15567            14867           16979
                             15401            14708           16795
                             15548            14848           16976
                             15673            14967           17090
                             15947            15229           17343
                             16201            15472           17629
                             15922            15206           17569
                             16137            15411           17779
                             15963            15245           17629
       12/31/2001            15768            15059           17462
                             16027            15305           17765
                             16243            15512           17979
                             15977            15258           17627
                             16238            15507           17971
                             16321            15587           18080
                             16473            15732           18272
                             16579            15833           18507
                             16708            15956           18729
                             16974            16211           19139
                             16544            15799           18822
                             16517            15774           18744
       12/31/2002            16920            16159           19139

                               Average Annual Total Returns -- December 31, 2002
--------------------------------------------------------------------------------

                                                                         Since
                                           1 Year   5 Years  10 Years  Inception
Class A (Inception 5/9/77)

Net Asset Value(1)                          7.31%    4.25%     5.40%       --
With Maximum Sales Charge(2)                2.50     3.28      4.91        --

Class B (Inception 9/13/93)

Net Asset Value(1                           6.66     3.50        --      3.90%
With CDSC(4)                                1.66     3.16        --      3.90

--------------------------------------------------------------------------------

                                                                           Since
                                                                          Class B
Comparative Performance                      1 Year  5 Years  10 Years  Inception(9)
Lehman Muncipal Bond Index(3)                 9.60%    6.06%    6.71%       6.10%
Morningstar Muni National Long Fund Avg.(5)   7.96     4.39     5.75        4.90
Lipper General Municipal Debt Funds Avg.(6)   8.36     4.62     5.80        4.97

                                                  Yields as of December 31, 2002
--------------------------------------------------------------------------------

                                                              Class A    Class B
SEC 30-day yield(7)                                            4.07%      3.52%
Taxable equivalent yield(8)                                    6.63       5.73

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               Portfolio as of December 31, 2002
--------------------------------------------------------------------------------

                                 Credit Quality

                    Aaa                                44.2%
                    Aa                                 15.8%
                    A                                  17.2%
                    Baa                                 9.8%
                    Ba                                  2.1%
                    B                                   2.1%
                    Ca and Not rated                    8.8%

Average Quality: A

Credit quality is based on bond ratings from Moody's Investors Service

                               Effective Maturity

                    Less than 1 year                    0.5%
                    1-5 years                          18.8%
                    6-10 years                         40.9%
                    10+ years                          39.8%

Average effective maturity: 11.0 years

See page 8 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)  Does not include a sales charge.

(2)  Includes the maximum sales charge of 4.50%.

(3) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.

(4) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(5) Morningstar Muni National Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(6) Lipper General Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(7) SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.

(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 38.6%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax.

(9)  Class B since-inception comparative performance is calculated from 9/30/93.

                  CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------

================================================================================

Objective:
Seeks a high level of current income exempt from federal and Massachusetts personal income taxes
--------------------------------------------------------------------------------

Strategy:
Invests primarily in Massachusetts municipal bonds, including general obli-gation bonds and issues secured by specific revenue streams
--------------------------------------------------------------------------------

Inception Date:
March 23, 1984
--------------------------------------------------------------------------------

Manager:
Kent P. Newmark*
Martha A. Strom
Loomis, Sayles &
  Company, L.P.
--------------------------------------------------------------------------------

Symbols:
Class A                 NEFMX
Class B                 NEMBX
--------------------------------------------------------------------------------

Net Asset Value
Per Share:
(December 31, 2002)
Class A                   $16.40
Class B                    16.36

================================================================================

*Effective January 1, 2003, Robert Payne became co-manager.

                                                           Management Discussion
--------------------------------------------------------------------------------

No one seemed able to gauge where the economy was headed in 2002. The effects of this uncertainty on interest rates were most evident on bonds with shorter maturities, which were volatile. By year-end, short-term interest rates were lower than they had been in 41 years. Overall, the best performers for the full year were bonds maturing within the 7- to 10-year range; high-quality bonds generally performed better than lower-quality bonds, both in the taxable and tax-exempt markets.

Against this backdrop, the total return on Class A shares of CDC Nvest Massachusetts Tax Free Income Fund was 8.12% for the 12 months ended December 31, 2002, with $0.68 in dividends reinvested during the period. For the same period the fund's benchmark, Lehman Brothers Municipal Bond Index, returned 9.60%. The Lehman Brothers Index includes municipal bonds from all over the U.S., whereas the fund concentrates on bonds issued by municipalities in Massachusetts. The average return for the funds in Morningstar's Muni Single-State Long category was 8.27%.

As of December 31, 2002, the fund's 30-day SEC yield for Class A shares was 3.46% - equivalent to a taxable yield of 5.95%, based on the 41.85% combined maximum federal and Massachusetts state income tax rate.

HIGH-QUALITY, PRE-REFUNDED, FLOATING-RATE SECURITIES SUPPORTED FUND IN 2002
A prolonged market preference for high-quality bonds in an uncertain economy was a positive for Massachusetts bonds, on average, reflecting the Commonwealth's higher-than-average quality rating. Tax-free bonds issued to fund higher education, water and sewer, and transportation projects in Massachusetts were the best sector performers.

Our best-performing individual issues included pre-refunded bonds for Route 3 North Transportation Improvement Association. When a bond is pre-refunded, a new bond is issued to replace an old one and the proceeds are invested typically in U.S. Treasury securities. Between the date the old issue is refunded and the call date, when the principal is due (June 2010 in this case), bondholders continue to receive interest at the old rate, but the bonds are backed by Aaa-rated securities.

Another positive for the fund this year was its position in inverse floating-rate securities issued by the Massachusetts Health & Educational Facilities Authority for Beverly Hospital. When interest rates decline, the rate paid by these specialized bonds is adjusted upward. Once interest rates are able to sustain an upward trend, the income advantage these securities provide diminishes.

LOWER-RATED BONDS CONTRIBUTED INCOME, NOT PRICE PERFORMANCE
The healthcare sector lagged the market this year. Two hospital-related bonds issued by the Massachusetts Health & Educational Facilities Authority detracted from the fund's 2002 results: one for Milton Hospital and the other for Catholic Health East. Also disappointing was a bond issued by the Massachusetts State Development Finance Agency for a Visual and Performing Arts Project. All three of these bonds were lower rated, and although they contributed an attractive level of income, they have yet to recover from sharp price declines in October.

MANAGER EXPECTS UNCERTAINTY TO GIVE WAY TO GRADUAL ECONOMIC RECOVERY
Near-term, we expect municipal yields to continue their inverse relationship to the stock market, trending up in price when stocks swing down, and vice versa. This may make them a helpful diversifier for investors looking for ways to help smooth the bumpy road we see ahead. Long-term, we believe interest rates will rise as the economy gains momentum later in 2003, and we have structured the portfolio to minimize price volatility.

                  CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND

                                    Investment Results through December 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Massachusetts Tax Free Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

                  December 31, 1992 through December 31, 2002

                              NAV              MSC        LB Muni Bond
       12/31/1992            10000             9575           10000
                             10124             9693           10116
                             10509            10062           10482
                             10414             9972           10371
                             10527            10080           10476
                             10592            10142           10535
                             10779            10321           10711
                             10781            10323           10725
                             11008            10540           10948
                             11130            10657           11073
                             11144            10671           11094
                             11042            10573           10996
       12/31/1993            11240            10762           11228
                             11389            10905           11357
                             11093            10622           11063
                             10553            10105           10612
                             10582            10132           10702
                             10680            10226           10795
                             10585            10135           10729
                             10791            10333           10926
                             10814            10354           10963
                             10633            10181           10803
                             10377             9936           10611
                             10126             9696           10419
       12/31/1994            10416             9973           10648
                             10771            10313           10952
                             11122            10649           11271
                             11202            10726           11401
                             11219            10743           11414
                             11574            11082           11778
                             11394            10910           11675
                             11474            10986           11786
                             11611            11118           11935
                             11692            11195           12011
                             11887            11382           12185
                             12120            11605           12388
       12/31/1995            12273            11752           12507
                             12313            11789           12601
                             12190            11672           12516
                             12038            11526           12356
                             12003            11493           12321
                             12019            11508           12316
                             12133            11617           12451
                             12224            11705           12563
                             12219            11699           12560
                             12409            11882           12736
                             12540            12007           12880
                             12755            12213           13116
       12/31/1996            12671            12132           13060
                             12693            12154           13085
                             12815            12270           13205
                             12670            12131           13029
                             12773            12230           13138
                             12954            12404           13336
                             13090            12533           13478
                             13462            12890           13852
                             13338            12771           13722
                             13514            12940           13884
                             13580            13003           13974
                             13662            13082           14056
       12/31/1997            13851            13263           14261
                             13963            13370           14408
                             13944            13351           14413
                             13905            13314           14425
                             13856            13267           14360
                             14069            13471           14587
                             14119            13519           14645
                             14127            13526           14682
                             14352            13742           14908
                             14510            13894           15094
                             14452            13837           15094
                             14477            13862           15147
       12/31/1998            14532            13914           15185
                             14699            14074           15366
                             14632            14010           15299
                             14614            13993           15320
                             14658            14035           15358
                             14563            13944           15269
                             14326            13717           15049
                             14376            13765           15104
                             14173            13570           14983
                             14130            13530           14989
                             13933            13341           14827
                             14056            13459           14985
       12/31/1999            13933            13341           14873
                             13819            13232           14808
                             13991            13397           14980
                             14253            13648           15307
                             14189            13586           15217
                             14133            13532           15138
                             14417            13805           15539
                             14601            13980           15755
                             14784            14155           15998
                             14725            14099           15915
                             14844            14213           16088
                             14906            14273           16210
       12/31/2000            15223            14576           16611
                             15276            14627           16775
                             15330            14678           16828
                             15325            14674           16979
                             15167            14523           16795
                             15314            14664           16976
                             15424            14768           17090
                             15658            14993           17343
                             15952            15274           17629
                             15863            15189           17569
                             16011            15330           17779
                             15893            15217           17629
       12/31/2001            15713            15045           17462
                             15801            15129           17765
                             15980            15300           17979
                             15686            15019           17627
                             15973            15295           17971
                             16098            15414           18080
                             16285            15593           18272
                             16493            15792           18507
                             16694            15985           18729
                             17071            16345           19139
                             16760            16047           18822
                             16653            15946           18744
       12/31/2002            16987            16265           19139

                               Average Annual Total Returns -- December 31, 2002
--------------------------------------------------------------------------------

                                                                                        Since
                                                 1 Year   5 Years(5)   10 Years(5)   Inception(5)
Class A (Inception 3/23/84)
Net Asset Value1                                  8.12%      4.17%        5.44%           --
With Maximum Sales Charge(2)                      3.53       3.27         4.98            --

Class B (Inception 9/13/93)
Net Asset Value(1)                                7.43       3.50           --          3.93%
With CDSC(4)                                      2.43       3.16           --          3.93
-------------------------------------------------------------------------------------------------
                                                                                     Since
                                                                                    Class B
Comparative Performance                            1 Year   5 Years   10 Years   Inception(10)
Lehman Municipal Bond Index(3)                      9.60%    6.06%      6.71%        6.09%
Morningstar Muni Single State Long Fund Avg.(6)     8.27     4.69       5.83         5.00
Lipper MA Municipal Debt Funds Average(7)           8.61     4.86       5.98         5.15

                                                  Yields as of December 31, 2002
--------------------------------------------------------------------------------
                                                    Class A             Class B
SEC 30-day yield(8)                                   3.46%               2.97%
Taxable equivalent yield(9)                           5.95                5.11

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                               Portfolio as of December 31, 2002
--------------------------------------------------------------------------------

                                 Credit Quality

                    Aaa                                47.6%
                    Aa                                 19.6%
                    A                                  14.6%
                    Baa                                 4.8%
                    Caa                                 1.9%
                    Not rated                          11.5%

Average Quality: Aa

Credit quality is based on bond ratings from Moody's Investors Service

                               Effective Maturity

                    Less than 1 year                   10.6%
                    1-5 years                           5.5%
                    6-10 years                         47.4%
                    10+ years                          36.5%

Average effective maturity: 10.6 years

See page 8 for information on the possible risks associated with an investment in this fund.

Notes to Charts

(1)  Does not include a sales charge.

(2)  Includes the maximum sales charge of 4.25%.

(3) Lehman Brothers Municipal Bond Index is an unmanaged composite measure of the performance of the municipal bond market.

(4) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares.

(5) Fund performance has been increased by voluntary expense waivers, without which performance would have been lower.

(6) Morningstar Muni Single State Long Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.

(7) Lipper Massachusetts Municipal Debt Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.

(8) SEC yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.

(9) Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 41.85%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

(10) Class B since-inception comparative performance is calculated from 9/30/93.

                     CDC NVEST TAX FREE INCOME FUNDS RISKS

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

The Funds

CDC Nvest Municipal Income Fund invests primarily in municipal securities issued by state and local governments. Some income may be subject to federal and state taxes

CDC Nvest Massachusetts Tax Free Income Fund is a non-diversified fund, concentrating its assets in municipal bonds issued in Massachusetts. The fund may invest a portion of assets in lower-rated bonds. Some income may be subject to federal and Massachusetts state taxes.

The Risks

Lower-quality bonds offer higher yields than high-quality bonds in return for more risks. These risks include a greater risk of default than higher-quality issues and greater risk of loss of principal.

U.S. government securities are guaranteed if held to maturity, but mutual funds that invest in these securities are not guaranteed. The value of fund shares will fluctuate and you may have a gain or a loss when you sell your shares.

State-specific mutual funds are not diversified, so the fund's income level and/or the value of fund shares may rise or fall to reflect the state's financial strength; a fund that owns securities issued in different states is able to diversify risks.

Capital gains distributions, if any, are fully taxable.

Alternative Minimum Tax (AMT) may apply to certain shareholders who receive large amounts of income from tax-free investments.

Changes in interest rates can affect the value of fund shares. The value of fixed-income securities generally goes down when interest rates rise and goes up when rates decline.

--------------------------------------------------------------------------------
       NOT FDIC INSURED       MAY LOSE VALUE       NO BANK GUARANTEE
--------------------------------------------------------------------------------

                MUNICIPAL INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

Tax Exempt Obligations -- 98.1% of Total Net Assets

                                                             Ratings (c)
                                                            ------------
 Principal                                                   (unaudited)
  Amount        Description                                     Moody's     Value (a)
--------------------------------------------------------------------------------------
              Alaska -- 0.1%
$   190,000   Alaska Housing Finance Corp., (MBIA Insured),
              6.500%, 6/01/2034 ...............................  Aaa      $    191,889
                                                                          ------------
              California -- 6.8%
    500,000   California Department of Water Resources,
              5.875%, 5/01/2016 ...............................  A3            557,150
  2,500,000   California State,
              4.250%, 10/01/2026 ..............................  Aaa         2,306,300
  2,000,000   California State,
              5.000%, 10/01/2032 ..............................  A1          1,952,060
  2,000,000   California State,
              5.125%, 6/01/2027 ...............................  A1          2,000,580
  3,000,000   Sacramento, CA, Power Authority,
              6.000%, 7/01/2022 ...............................  --          3,132,150
                                                                          ------------
                                                                             9,948,240
                                                                          ------------
              Colorado-- 1.2%
  1,655,000   Denver, CO, City & County Airport,
              7.500%, 11/15/2023 ..............................  A2          1,790,875
                                                                          ------------
              Florida -- 2.1%
  3,000,000   Escambia County, FL, Pollution Control,
              6.900%, 8/01/2022 ...............................  Baa2        3,118,650
                                                                          ------------
              Georgia-- 2.8%
  4,000,000   Atlanta, GA, Water & Wastewater,
              5.000%, 11/01/2038 ..............................  Aaa         4,034,960
                                                                          ------------
              Illinois -- 10.8%
  2,500,000   Chicago, IL, O'Hare International
              Airport,
              6.100%, 11/01/2035 (d) ..........................  Ca            347,975
  3,250,000   Chicago, IL, O'Hare International Airport,
              8.200%, 12/01/2024 ..............................  B2          1,364,643
  3,000,000   Cook County, IL,
              5.000%, 11/15/2028 ..............................  Aaa         3,026,970
  2,500,000   Illinois Development Finance Authority,
              Pollution Control,
              7.375%, 7/01/2021 ...............................  B3          3,007,350
  3,000,000   Illinois Educational Facilities
              Authority,
              5.125%, 7/01/2038 ...............................  Aa1         3,028,740
  1,750,000   Illinois State,
              5.400%, 12/01/2020 ..............................  Aaa         1,862,070
  3,000,000   Metropolitan Pier & Exposition Authority,
              5.250%, 6/15/2042 ...............................  Aaa         3,104,760
                                                                          ------------
                                                                            15,742,508
                                                                          ------------
              Indiana -- 6.8%
  2,000,000   Indiana Transportation Finance Authority,
              5.375%, 12/01/2025 ..............................  Aa2         2,094,880
  2,500,000   Indianapolis, IN, Airport Authority,
              7.100%, 1/15/2017 ............................... Baa2         2,656,750
  5,000,000   Indianapolis, IN, Local Public
              Improvement Bond Bank,
              5.250%, 7/01/2033 ...............................  Aaa         5,169,800
                                                                          ------------
                                                                             9,921,430
                                                                          ------------
              Massachusetts-- 5.8%
  1,490,000   Massachusetts Housing Finance Agency,
              6.600%, 12/01/2026 ..............................  Aa2         1,542,537
  2,000,000   Massachusetts Turnpike Authority,
              5.000%, 1/01/2039 ...............................  Aaa         2,003,480
  5,000,000   Massachusetts Water Resources Authority,
              4.750%, 8/01/2037 ...............................  Aaa         4,851,150
                                                                          ------------
                                                                             8,397,167
                                                                          ------------

                                                             Ratings (c)
                                                            ------------
 Principal                                                   (unaudited)
  Amount        Description                                     Moody's     Value (a)
--------------------------------------------------------------------------------------
              Michigan -- 3.5%
$ 5,000,000   University of Michigan,
              5.250%, 12/01/2020 ..............................  Aa2      $  5,104,300
                                                                          ------------
              Mississippi -- 3.5%
  2,000,000   Lowndes County, MS, Solid Waste Disposal &
              Pollution Control,
              6.700%, 4/01/2022 ............................... Baa2         2,234,120
  2,500,000   Lowndes County, MS, Solid Waste Disposal &
              Pollution Control,
              6.800%, 4/01/2022 ............................... Baa2         2,821,650
                                                                          ------------
                                                                             5,055,770
                                                                          ------------
              New York-- 13.3%
  4,000,000   New York Dormitory Authority,
              5.500%, 5/15/2013 ...............................  A3          4,555,520
  2,740,000   New York Dormitory Authority,
              5.750%, 7/01/2013 ...............................  A3          3,183,085
  3,000,000   New York Medical Care Facilities Finance
              Agency,
              5.250%, 8/15/2014 ...............................  A3          3,112,530
  1,500,000   New York, NY,
              6.000%, 5/15/2030 ...............................  A2          1,621,920
  1,700,000   Port Authority of New York & New Jersey,
              7.000%, 10/01/2007 ..............................  --          1,806,845
  5,000,000   Triborough Bridge & Tunnel Authority,
              5.000%, 1/01/2032 ...............................  Aa3         5,039,550
                                                                          ------------
                                                                             19,319,450
                                                                          ------------
              Ohio -- 1.1%
  2,800,000   Cleveland, OH, Airport,
              5.700%, 12/01/2019 ..............................  B3          1,624,728
                                                                          ------------
              Oregon -- 2.9%
  4,000,000   Western Generation Agency,
              7.400%, 1/01/2016 ...............................  --          4,167,480
                                                                          ------------
              Pennsylvania -- 7.9%
  3,000,000   Pennsylvania Economic Development
              Financing Authority,
              6.600%, 1/01/2019 ...............................  --          3,033,840
  3,000,000   Pennsylvania Economic Development
              Financing Authority,
              7.600%, 12/01/2024 .............................. Baa2         3,188,670
  2,000,000   Pennsylvania Turnpike Commission,
              5.000%, 7/15/2041 ...............................  Aaa         2,031,060
  3,125,000   Pennsylvania Turnpike Commission,
              5.000%, 12/01/2026 ..............................  Aaa         3,196,094
                                                                          ------------
                                                                            11,449,664
                                                                          ------------
              Puerto Rico -- 3.6%
  3,000,000   Puerto Rico,
              4.750%, 7/01/2023 ...............................  Aaa         3,043,380
  2,000,000   Puerto Rico Infrastructure Financing Authority,
              5.500%, 10/01/2040 ..............................  Aaa         2,166,660
                                                                          ------------
                                                                             5,210,040
                                                                          ------------
              South Carolina-- 2.2%
  3,000,000   Greenville County, SC, School District,
              5.500%, 12/01/2028 ..............................  A1          3,124,980
                                                                          ------------
              Tennessee -- 1.8%
  2,500,000   Maury County, TN, Industrial Development
              Board,
              Pollution Control,
              6.500%, 9/01/2024 ...............................  A3          2,603,425
                                                                          ------------


                 See accompanying notes to financial statements.               9

Investments as of December 31, 2002

Tax Exempt Obligations -- (continued)

                                                             Ratings (c)
                                                            ------------
 Principal                                                   (unaudited)
  Amount        Description                                     Moody's     Value (a)
--------------------------------------------------------------------------------------
              Texas -- 16.3%
$ 5,000,000   Dallas, TX, Independent School District,
              5.500%, 2/15/2014 ...............................  Aaa      $  5,636,750
  1,900,000   Denton County, TX,
              5.125%, 7/15/2026 ...............................  Aa2         1,941,686
  2,000,000   Houston, TX, Independent School District,
              4.750%, 2/15/2026 ...............................  Aaa         1,961,400
  3,000,000   Houston, TX, Water & Sewer System,
              5.250%, 12/01/2023 ..............................  Aaa         3,099,720
  1,435,000   Katy, TX, Independent School District,
              5.125%, 2/15/2020 ...............................  Aaa         1,501,354
  3,250,000   San Antonio, TX, Electric & Gas,
              5.750%, 2/01/2017 ...............................  Aa1         3,781,700
 13,000,000   Texas Turnpike Authority, Central Texas
              Turnpike System,
              zero coupon, 8/15/2019 ..........................  Aaa         5,733,650
                                                                          ------------
                                                                            23,656,260
                                                                          ------------
              Washington -- 5.6%
  3,000,000   Central Puget Sound Regional
              Transportation Authority,
              4.750%, 2/01/2028 ...............................  Aaa         2,965,230
  2,250,000   Port of Seattle, WA,
              5.000%, 4/01/2031 ...............................  Aaa         2,267,258
  3,000,000   Washington State, Series A,
              4.500%, 7/01/2023 ...............................  Aaa         2,853,360
                                                                          ------------
                                                                             8,085,848
                                                                          ------------
              Total Tax Exempt Obligations
              (Identified Cost $136,572,833) ..................            142,547,664
                                                                          ------------

Short Term Investment -- 0.4% of Total Net Assets

 Principal
  Amount        Description                                                  Value (a)
--------------------------------------------------------------------------------------
$   651,779   Repurchase Agreement with Investors Bank &
              Trust Co. dated 12/31/02 at 1.00% to be
              repurchased at $651,815 on 1/02/2003,
              collateralized by $627,573 Small Business
              Administration Bond, 5.375%, due 10/25/2016
              value at $684,368 .......................................   $    651,779
                                                                          ------------
              Total Short Term Investment
              (Cost $651,779) .........................................        651,779
                                                                          ------------
              Total Investments -- 98.5%
              (Identified Cost $137,224,612) (b) ......................    143,199,443
              Other assets less liabilities ...........................      2,131,507
                                                                          ------------
              Total Net Assets -- 100.0% ..............................   $145,330,950
                                                                          ============

(a)  See Note 2a of Notes to Financial Statements.

(b)  Federal tax information:
     At December 31, 2002, the net unrealized appreciation on investments based on cost $136,733,192 for federal income tax purposes was of as follows:
     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost ...............   $ 10,198,336

     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value ...............     (3,732,085)
                                                                          ------------
     Net unrealized appreciation ......................................   $  6,466,251
                                                                          ============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $2,840,735 of which $25,731 expires on December 31, 2005 and $2,815,004 expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     At December 31, 2002, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $208,028 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2002. Securities are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)  Non-income producing security.

MBIA Municipal Bond Investors Assurance Corp.


10               See accompanying notes to financial statements.

          MASSACHUSETTS TAX FREE INCOME FUND-- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

Tax Exempt Obligations -- 97.6% of Total Net Assets

                                                             Ratings (c)
                                                            ------------
 Principal                                                   (unaudited)
  Amount        Description                                     Moody's     Value (a)
--------------------------------------------------------------------------------------
              Guam Airport Authority-- 1.6%
$ 1,500,000   Airport Authority Revenue Bond, Series B,
              6.600%, 10/01/2010 ..............................  --       $  1,557,480
                                                                          ------------
              Martha's Vineyard, MA,
              Land Bank Revenue -- 1.0%
  1,000,000   5.000%, 5/01/2032 ...............................  --          1,008,320
                                                                          ------------
              Massachusetts Bay Transportation
              Authority -- 3.1%
  3,000,000   Assessment Series A,
              5.250%, 7/01/2030 ...............................  Aa1         3,091,650
                                                                          ------------
              Massachusetts State -- 5.1%
  4,000,000   State Refunding, Series A,
              6.500%, 11/01/2014, (MBIA insured) ..............  Aaa         4,981,400
                                                                          ------------
              Massachusetts State Development
              Finance Agency -- 17.5%
  2,500,000   Cambridge Street Development,
              5.125%, 2/01/2034 ...............................  Aaa         2,538,875
  2,505,000   Concord-Assabet Family Services,
              5.900%, 11/01/2018 .............................. Caa3         1,803,600
  3,000,000   Health Care Facility Alliance,
              7.100%, 7/01/2032 ...............................  --          3,013,200
  4,000,000   Mount Holyoke College,
              5.250%, 7/01/2031 ...............................  Aa3         4,129,840
  2,800,000   Refunding Springfield Resource Recovery-A,
              5.625%, 6/01/2019 ...............................  A3          2,872,352
  1,100,000   Visual and Performing Arts,
              6.000%, 8/01/2021 ...............................  A1          1,280,290
  1,610,000   WGBH Educational Foundation,
              5.375%, 1/01/2042 ...............................  Aaa         1,678,538
                                                                          ------------
                                                                            17,316,695
                                                                          ------------
              Massachusetts State Health & Educational
              Facilities Authority -- 32.7%
  1,160,000   Baystate Medical Center,
              5.700%, 7/01/2027 ...............................  A1          1,188,153
  1,500,000   Beverly Hospital Rib, Pre-Refunded,
              9.820%, 6/18/2020, (MBIA insured) ............ (d) Aaa         1,737,030
  2,200,000   Catholic Health East,
              5.500%, 11/15/2032 ..............................  A2          2,121,768
  3,000,000   Dana Farber, Series G-1,
              6.250%, 12/01/2022 ..............................  A1          3,122,760
  1,000,000   Faulkner Hospital, Series C,
              Pre-Refunded,
              6.000%, 7/01/2013 ............................... Baa1         1,043,330
  3,000,000   Harvard Univerity, Series N,
              6.250%, 4/01/2020 ...............................  Aaa         3,673,620
  1,200,000   Harvard University, Series F,
              5.125%, 7/15/2037 ...............................  Aaa         1,233,216
  2,000,000   Harvard University, Series W,
              6.000%, 7/01/2035 ...............................  Aaa         2,385,940
    500,000   Milton Hospital,
              5.500%, 7/01/2016 ...............................  --            505,735
  1,000,000   New England Medical Center,
              5.000%, 5/15/2022 ...............................  Aaa         1,014,120
  3,000,000   Nichols College, Series C,
              6.000%, 10/01/2017 ..............................  --          2,765,340
  2,000,000   Partners Healthcare Systems Series B,
              5.250%, 7/01/2029 ...............................  Aa3         2,006,780
  2,500,000   Partners Healthcare Systems Series C,
              5.750%, 7/01/2021 ...............................  Aa3         2,621,000

                                                             Ratings (c)
                                                            ------------
 Principal                                                   (unaudited)
  Amount        Description                                     Moody's     Value (a)
--------------------------------------------------------------------------------------
              Massachusetts State Health & Educational
              Facilities Authority -- continued
$ 1,500,000   Tufts University,
              5.250%, 2/15/2030 ...............................  Aa3      $  1,546,845
  1,000,000   University of Massachusetts Project, Series C,
              5.250%, 10/01/2031 ..............................  Aaa         1,036,170
  2,000,000   University of Massachusetts, Series C,
              5.125%, 10/01/2034 ..............................  Aaa         2,032,820
  2,265,000   Wellesley College Series F,
              5.125%, 7/01/2039 ...............................  Aa1         2,298,454
                                                                          ------------
                                                                             32,333,081
                                                                          ------------
              Massachusetts State Housing
              Finance Agency -- 8.2%
  1,000,000   Residential Development, Series A,
              6.900%, 11/15/2024 ..............................  Aaa         1,018,740
  2,500,000   Residential Development, Series E,
              6.250%, 11/15/2012 ..............................  Aaa         2,563,250
  1,300,000   Residential Development, Series I,
              6.900%, 11/15/2025 ..............................  Aaa         1,344,525
  2,135,000   Single Family Mortgage, Series 21,
              7.125%, 6/01/2025 ...............................  Aa2         2,165,210
  1,005,000   Single Family Mortgage, Series 89,
              5.400%, 12/01/2023 ..............................  Aa2         1,019,331
                                                                          ------------
                                                                             8,111,056
                                                                          ------------
              Massachusetts State Industrial
              Finance Agency -- 2.3%
  2,000,000   FHA Briscoe House Assisted Living,
              7.125%, 2/01/2036 ...............................  --          2,238,180
                                                                          ------------
              Massachusetts State Port Authority-- 1.8%
  1,750,000   Delta Air Lines, Inc Project Series A,
              5.500%, 1/01/2019 ...............................  Aaa         1,810,147
                                                                          ------------
              Massachusetts State Turnpike Authority -- 3.0%
  2,950,000   Metropolitan Highway System, Capital
              Appreciation Senior Series A,
              5.000%, 1/01/2037, (MBIA insured) ...............  Aaa         2,956,018
                                                                          ------------
              Massachusetts State Water
              Resources Authority -- 6.2%
  2,000,000   General Series B,
              5.125%, 8/01/2027 ...............................  Aaa         2,046,660
  3,240,000   Series A,
              6.500%, 7/15/2019, (FGIC insured) ...............  Aaa         4,059,688
                                                                          ------------
                                                                             6,106,348
                                                                          ------------
              New England Education Loan Marketing -- 3.6%
  3,000,000   Student Loan Revenue Bond, Sub-Issue H,
              6.900%, 11/01/2009 ..............................  A3          3,512,610
                                                                          ------------
              Puerto Rico Commonwealth Aqueduct &
              Sewer Authority -- 4.7%
  3,000,000   Aqueduct & Sewer Authority,
              6.250%, 7/01/2013 ............................... Baa1         3,599,130
    825,000   Aqueduct & Sewer Authority,
              10.250%, 7/01/2009 ..............................  Aaa         1,057,955
                                                                          ------------
                                                                             4,657,085
                                                                          ------------

              Puerto Rico Commonwealth
              Infrastructure -- 2.7%
  2,500,000   Series A,
              5.500%, 10/01/2040 ..............................  Aaa         2,708,325
                                                                          ------------


                 See accompanying notes to financial statements.              11

Investments as of December 31, 2002

Tax Exempt Obligations -- continued

                                                             Ratings (c)
                                                            ------------
 Principal                                                   (unaudited)
  Amount        Description                                     Moody's     Value (a)
--------------------------------------------------------------------------------------
              Route 3 North Transportation
              Improvement Association -- 4.1%
$ 3,550,000   Lease Revenue
              Bond, 5.375%,
              6/15/2033 .......................................  Aaa      $  4,057,615
                                                                          ------------
              Total Tax Exempt Obligations
              (Cost $92,157,386) ..............................             96,446,010
                                                                          ------------
Short Term Investment -- 1.1% of Total Net Assets
  1,060,348   Repurchase Agreement with Investors Bank &
              Trust Co. dated 12/31/2002 at 1.00% to be
              repurchased at $1,060,407 on 1/02/2003,
              collateralized by $1,070,976 Federal Home Loan
              Mortgage Bond, 6.377%, due 7/01/2008 valued
              at $1,113,366 ...................................              1,060,348
                                                                          ------------
              Total Short Term
              Investment (Co$t1,060,348) ......................              1,060,348
                                                                          ------------
              Total Investments - 98.7%
              (Identified Cost $93,217,734)(b) ................             97,506,358

              Other assets less liabilities ...................              1,289,016
                                                                          ------------
              Total Net Assets - 100.0% .......................           $ 98,795,374
                                                                          ============

(a)  See Note 2a of Notes to Financial Statements.

(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized appreciation on investments based on cost of $93,217,173 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost .................................................           $  5,347,546

     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over value ...............................................             (1,058,361)
                                                                          ------------

     Net unrealized appreciation ..............................           $  4,289,185
                                                                          ============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $3,368,271 of which $2,248,331 expires on December 31, 2007, $116,500 expires on December 31, 2008 and $1,003,440 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $2,266 of capital losses attributable to Post-October losses.

     At December 31, 2002, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $42,565 in undistributed ordinary income and $0 in undistributed long-term gains.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 2002. Securities are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d)  Inverse floating rate security.

FGIC Financial Guarantee Insurance Company

MBIA Municipal Bond Investors Assurance Corp.

Rib  Residual interest bond

Holdings By Revenue Source at December 31, 2002 (Unaudited)

                                           % of Net Assets
    University                                   13.3
    Water                                        10.9
    College                                       9.3
    Financial                                     7.6
    Hospital                                      7.4
    Mass Transit                                  5.9
    Multi-family                                  5.0
    Student Loan                                  3.6
    Airport                                       3.4
    Single-Family                                 3.2
    Special Assessment                            3.1
    Nursing Home                                  3.1
    Turnpike                                      3.0
    Pooled Funds                                  2.9
    Acute Care                                    2.8
    Special Obligation                            2.7
    Health                                        2.7
    Hospital System Bonds                         2.7
    Assisted Living                               2.3
    Other, less than 2% each                      3.8


12               See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

December 31, 2002

                                                                                                            Massachusetts
                                                                                       Municipal Income    Tax Free Income
                                                                                             Fund              Fund
                                                                                       ----------------    ---------------
ASSETS
    Investments at cost ..............................................................   $ 137,224,612      $  93,217,734
    Net unrealized appreciation ......................................................       5,974,831          4,288,624
                                                                                         -------------      -------------
    Investments at value .............................................................     143,199,443         97,506,358
    Receivable for Fund shares sold ..................................................         200,020              9,032
    Interest receivable ..............................................................       2,429,871          1,679,158
                                                                                         -------------      -------------
       TOTAL ASSETS ..................................................................     145,829,334         99,194,548
                                                                                         -------------      -------------
LIABILITIES
    Payable for Fund shares redeemed .................................................         139,132             74,460
    Dividends payable ................................................................         172,792             96,144
    Management fees payable ..........................................................          56,390            149,447
    Deferred Trustees' fees ..........................................................          56,177             22,347
    Transfer agent fees payable ......................................................          24,554             17,066
    Accounting and administrative fees payable .......................................           8,154              5,569
    Other accounts payable and accrued expenses ......................................          41,185             34,141
                                                                                         -------------      -------------
       TOTAL LIABILITIES .............................................................         498,384            399,174
                                                                                         -------------      -------------
NET ASSETS ...........................................................................   $ 145,330,950      $  98,795,374
                                                                                         =============      =============
NET ASSETS CONSIST OF:
    Paid in capital ..................................................................   $ 142,927,148      $  98,049,678
    Undistributed (overdistributed) net investment income ............................         146,768             19,970
    Accumulated net realized gain (loss) on investments ..............................      (3,717,797)        (3,562,898)
    Net unrealized appreciation of investments .......................................       5,974,831          4,288,624
                                                                                         -------------      -------------
NET ASSETS ...........................................................................   $ 145,330,950      $  98,795,374
                                                                                         =============      =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
    Class A shares:
       Net assets ....................................................................   $ 133,005,437      $  92,052,923
                                                                                         =============      =============
       Shares of beneficial interest .................................................      17,892,877          5,612,992
                                                                                         =============      =============
       Net asset value and redemption price per share ................................   $        7.43      $       16.40
                                                                                         =============      =============
       Offering price per share ......................................................   $        7.78      $       17.13
                                                                                         =============      =============
    Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
       Net assets ....................................................................   $  12,325,513      $   6,742,451
                                                                                         =============      =============
       Shares of beneficial interest .................................................       1,656,808            412,064
                                                                                         =============      =============
       Net asset value and offering price per share ..................................   $        7.44      $       16.36
                                                                                         =============      =============


                 See accompanying notes to financial statements.              13

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2002

                                                                                                               Massachusetts
                                                                                           Municipal Income   Tax Free Income
                                                                                                 Fund               Fund
                                                                                           ----------------   ---------------
INVESTMENT INCOME
    Interest ...........................................................................      $ 8,578,121       $ 5,446,946
                                                                                              -----------       -----------
       Expenses
       Management fees .................................................................          686,999           590,987
       Service and distribution fees - Class A .........................................          341,958           318,340
       Service and distribution fees - Class B .........................................          130,927            75,554
       Trustees' fees and expenses .....................................................            7,960            10,181
       Accounting and administrative ...................................................           85,701            56,477
       Custodian .......................................................................           57,233            52,516
       Transfer agent ..................................................................          278,149           189,599
       Audit and tax services ..........................................................           37,479            35,479
       Legal ...........................................................................           12,852             8,488
       Shareholder Reporting ...........................................................            5,525             5,606
       Registration ....................................................................           26,963            14,351
       Miscellaneous ...................................................................            8,648             6,728
                                                                                              -----------       -----------
    Total expenses .....................................................................        1,680,394         1,364,306
                                                                                              -----------       -----------
    Net investment income ..............................................................        6,897,727         4,082,640
                                                                                              -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) on:
       Investments - net ...............................................................        2,710,093          (916,633)
    Change in unrealized appreciation (depreciation) of:
       Investments - net ...............................................................          872,708         4,433,497
                                                                                              -----------       -----------
    Net realized and unrealized gain (loss) on investments .............................        3,582,801         3,516,864
                                                                                              -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................      $10,480,528       $ 7,599,504
                                                                                              ===========       ===========


14               See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           Massachusetts
                                                                             Municipal Income             Tax Free Income
                                                                                   Fund                         Fund
                                                                       ---------------------------   ---------------------------
                                                                         Year Ended December 31,       Year Ended December 31,
                                                                           2002           2001           2002           2001
                                                                       ------------   ------------   ------------   ------------
FROM OPERATIONS
  Net investment income .............................................. $  6,897,727   $  7,609,976   $  4,082,640   $  4,627,821
  Net realized gain (loss) on investments ............................    2,710,093      1,576,039       (916,633)       776,917
  Net change in unrealized  appreciation (depreciation) of investments      872,708     (4,432,914)     4,433,497     (2,286,354)
                                                                       ------------   ------------   ------------   ------------
  Increase in net assets resulting from operations ...................   10,480,528      4,753,101      7,599,504      3,118,384
                                                                       ------------   ------------   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
     Class A .........................................................   (6,303,086)    (6,957,695)    (3,827,503)    (4,279,023)
     Class B .........................................................     (507,956)      (613,563)      (276,899)      (346,489)
                                                                       ------------   ------------   ------------   ------------
                                                                          (6,811,042)    (7,571,258)    (4,104,402)    (4,625,512)
                                                                       ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS .........................................  (10,738,646)    (1,840,581)    (2,388,573)    (1,303,920)
                                                                       ------------   ------------   ------------   ------------
  Total increase (decrease) in net assets ............................   (7,069,160)    (4,658,738)     1,106,529     (2,811,048)

NET ASSETS
  Beginning of period ................................................  152,400,110    157,058,848     97,688,845    100,499,893
                                                                       ------------   ------------   ------------   ------------
  End of period ...................................................... $145,330,950   $152,400,110   $ 98,795,374   $ 97,688,845
                                                                       ------------   ------------   ------------   ------------

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME ................ $    146,768   $    172,699   $     19,970   $     41,608
                                                                       ============   ============   ============   ============


                 See accompanying notes to financial statements.              15

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                   Income (loss) from investment
                                                            operations:                            Less distributions:
                                               --------------------------------------  --------------------------------------------
                                    Net asset
                                      value,                Net realized                  Dividends    Distributions
                                    beginning      Net     and unrealized  Total from       from         from net
                                       of      investment  gain (loss) on  investment  net investment    realized         Total
                                   the period    income      investments   operations      income      capital gains  distributions
                                   ----------  ----------  --------------  ----------  --------------  -------------  -------------
MUNICIPAL INCOME FUND
    Class A
    12/31/2002                        $7.25       $0.34         $0.18         $0.18         (0.34)          $  --        $(0.34)
    12/31/2001 (d)                     7.39        0.36         (0.14)         0.22         (0.36)             --         (0.36)
    12/31/2000                         7.17        0.40          0.21          0.61         (0.39)             --         (0.39)
    12/31/1999                         7.76        0.39         (0.59)        (0.20)        (0.39)             --         (0.39)
    12/31/1998                         7.75        0.39          0.01          0.40         (0.39)             --         (0.39)

    Class B
    12/31/2002                         7.25        0.29          0.19          0.48         (0.29)             --         (0.29)
    12/31/2001 (d)                     7.39        0.31         (0.14)         0.17         (0.31)             --         (0.31)
    12/31/2000                         7.17        0.35          0.21          0.56         (0.34)             --         (0.34)
    12/31/1999                         7.76        0.33         (0.59)        (0.26)        (0.33)             --         (0.33)
    12/31/1998                         7.75        0.33          0.01          0.34         (0.33)             --         (0.33)


MASSACHUSETTS TAX FREE INCOME FUND
    Class A
    12/31/2002                       $15.82       $0.67         $0.59         $1.26   $     (0.68)          $  --        $(0.68)
    12/31/2001 (d)                    16.06        0.75         (0.24)         0.51         (0.75)             --         (0.75)
    12/31/2000                        15.48        0.82          0.57          1.39         (0.81)             --         (0.81)
    12/31/1999                        17.02        0.82         (1.50)        (0.68)        (0.83)          (0.03)        (0.86)
    12/31/1998                        17.13        0.86         (0.04)         0.82         (0.85)          (0.08)        (0.93)

    Class B
    12/31/2002                        15.78        0.57          0.58          1.15         (0.57)             --         (0.57)
    12/31/2001 (d)                    16.03        0.64         (0.24)         0.40         (0.65)             --         (0.65)
    12/31/2000                        15.45        0.71          0.58          1.29         (0.71)             --         (0.71)
    12/31/1999                        16.98        0.71         (1.49)        (0.78)        (0.72)          (0.03)        (0.75)
    12/31/1998                        17.09        0.74         (0.03)         0.71         (0.74)          (0.08)        (0.82)

                                     Net asset
                                       value,     Total
                                       end of    return
                                     the period  (%) (a)
                                     ----------  -------
MUNICIPAL INCOME FUND
    Class A
    12/31/2002                          $7.43      7.3
    12/31/2001 (d)                       7.25      3.0
    12/31/2000                           7.39      8.8
    12/31/1999                           7.17     (2.8)
    12/31/1998                           7.76      5.3

    Class B
    12/31/2002                           7.44      6.7
    12/31/2001 (d)                       7.25      2.2
    12/31/2000                           7.39      8.0
    12/31/1999                           7.17     (3.5)
    12/31/1998                           7.76      4.5


MASSACHUSETTS TAX FREE INCOME FUND
    Class A
    12/31/2002                          16.40      8.10
    12/31/2001 (d)                      15.82      3.2(b)
    12/31/2000                          16.06      9.3(b)
    12/31/1999                          15.48     (4.1)(b)
    12/31/1998                          17.02      4.9(b)

    Class B
    12/31/2002                          16.36      7.4
    12/31/2001 (d)                      15.78      2.5(b)
    12/31/2000                          16.03      8.6(b)
    12/31/1999                          15.45     (4.7)(b)
    12/31/1998                          16.98      4.2(b)

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Municipal Income Fund was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. For Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A shares and from 4.02% to 4.03% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


16               See accompanying notes to financial statements.

           Ratios to average net assets:
           -----------------------------
Net assets,
   end of                Net investment   Portfolio
 the period   Expenses       income       turnover
   (000)         (%)           (%)        rate (%)
-----------   --------   --------------   ----------

  $133,005      1.06           4.67          33
   137,852      1.07           4.89          80
   142,539      0.95           5.39         156
   152,829      0.93           5.13         137
   172,643      0.93           5.03          26

    12,326      1.81           3.92          33
    14,549      1.82           4.14          80
    14,520      1.70           4.64         156
    15,644      1.68           4.38         137
    15,878      1.68           4.28          26

  $ 92,053      1.34           4.19          33
    89,376      1.35(c)        4.67          60
    91,785      1.13(c)        5.24          68
    97,270      1.00(c)        5.02          73
   113,910      1.00(c)        4.93         125


     6,742      1.99           3.54          33
     8,313      2.00(c)        4.03          60
     8,715      1.78(c)        4.59          68
     8,874      1.65(c)        4.37          73
     9,026      1.65(c)        4.28         125

                         NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2002


1. Organization. CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the tax free income funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC Nvest Funds Trust I:
CDC Nvest Municipal Income Fund (the "Municipal Income
Fund")

CDC Nvest Funds Trust II:
CDC Nvest Massachusetts Tax Free Income Fund (the
"Massachusetts Tax Free Income Fund")

Each Fund offers Class A and Class B shares. Class A shares of Municipal Income Fund are sold with a maximum front end sales charge of 4.50%. Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front end sales charge of 4.25%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Options. Each Fund may use options to hedge against changes in the values of securities the Funds own or expect to purchase. Writing puts and buying calls tends to increase a Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge a Fund's investments, the potential risk to the Fund is that the change in the value of option contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by the dealers.

d. Interest Rate Futures Contracts. Each Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Funds own or expect to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

For the Year Ended December 31, 2002

Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Trusts treat each Fund as a separate entity for Federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of market discount. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts.

g. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the coun-terparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the year ended December 31, 2002, purchases and sales of securities (excluding short-term investments) were as follows:

    Fund                                Purchases           Sales
    ----                                ---------           -----
Municipal Income Fund                  $47,925,970       $59,055,206
Massachusetts Tax Free Income Fund      31,413,343        33,505,614

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly for Municipal Income Fund and quarterly for Massachusetts Tax Free Income Fund, based on each Fund's average daily net assets:

                                          Percentage of Average Daily Net Assets
                                          --------------------------------------
                                                 First                Over
   Fund                                      $100 million        $100 million
   ----                                      ------------        ------------
Municipal Income Fund                           0.500%              0.375%
Massachusetts Tax Free Income Fund              0.600%              0.500%

For the year ended December 31, 2002, the management fees for each Fund were as follows:

                                     Management    Percentage of Average
   Fund                                 Fee           Daily Net Assets
   ----                              ----------    ----------------------
Municipal Income Fund                 $686,999           0.460%
Massachusetts Tax Free Income Fund     590,987           0.600%

CDC IXIS Advisers has entered into a subadvisory agreement for each Fund with Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Payments to CDC IXIS Advisers are reduced by payments to the subadvisers. CDC IXIS Advisers and Loomis Sayles are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank and Trust to serve as sub-administrator. Pursuant to an agreement

For the Year Ended December 31, 2002

among the Trusts, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

          (1)  Percentage of Eligible Average Daily Net Assets
               -----------------------------------------------
                    First           Next             Over
                 $5 billion     $5 billion       $10 billion
                   0.0350%        0.0325%           0.0300%

          or
          (2) Each Trust's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million. Funds that became effective after January 1, 2001, pay an annual fee of $70,000 ($100,000 for multi-manager funds)

For the year ended December 31, 2002, fees paid to CIS for accounting and administrative expense were as follows:

                                       Accounting
                                           And        Percentage of Average
    Fund                             Administrative      Daily Net Assets
    ----                             --------------   ---------------------
Municipal Income Fund                   $85,701              0.057%
Massachusetts Tax Free Income Fund       56,477              0.057%

Effective January 1, 2003, the annual aggregate fee based on average daily net assets changed to 0.060% on the first $5 billion in average daily net assets, 0.050% on the next $5 billion in average daily net assets and 0.045% on average daily net assets over $10 billion. The annual aggregate minimum fee also changed to $3.4 million.

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Class A and Class B pay service fees monthly representing the higher amount based on the following calculations:

          (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in bond funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

             First            Next           Over
          $1.2 billion     $5 billion    $6.2 billion
          ------------     ----------    ------------
             0.142%          0.135%        0.130%

           or

          (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $1.7 million.

In addition, pursuant to other servicing agreements, shareholders pay service fees to other firms that provide similar services for their own shareholder accounts.

CIS, BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the year ended December 31, 2002, amounts paid to CIS as compensation for its servic es as transfer agent were as follows:

                                      Transfer Agent
   Fund                                     Fee
   ----                               --------------
Municipal Income Fund                    $242,523
Massachusetts Tax Free Income Fund        167,287

Effective January 1, 2003, the annual aggregate minimum fee changed to $1.5 million.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to each Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Also under the Class A Plan, Massachusetts Tax Free Income Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses incurred by CDC IXIS Distributors in connection with the marketing or sale the Fund's Class A shares.

For the Year Ended December 31, 2002

Under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts.

Also under the Class B Plan, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B shares.

For the year ended December 31, 2002, the Funds paid the following service and distribution fees:

                                           Service Fee        Distribution Fee
                                       ------------------    -----------------
                                        Class A   Class B    Class A   Class B
                                       --------   -------    -------   -------
Municipal Income Fund                  $341,958   $32,732    $    --   $98,195
Massachusetts Tax Free Income Fund      227,386    18,889     90,954    56,665

Prior to September 13, 1993, for Municipal Income Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2002 were $1,700,600.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the year ended December 31, 2002 were as follows:

Fund
----
Municipal Income Fund                     $123,781
Massachusetts Tax Free Income Fund         72,235

e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Asset Management North America L.P., CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the year ended December 31, 2002, amounts paid to CIS as compensation for these services were as follows:

                                   Publishing Services
   Fund                                    Fees
   ----                            -------------------
Municipal Income Fund                     $2,545
Massachusetts Tax Free Income Fund         3,391

5. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                               Year Ended                      Year Ended
                                                                           December 31, 2002               December 31, 2001
                                                                     ----------------------------    ----------------------------
Municipal Income Fund                                                   Shares          Amount          Shares          Amount
---------------------                                                ------------    ------------    ------------    ------------
Class A
  Shares sold ....................................................      1,667,649    $ 12,274,988       2,337,838    $ 17,278,030
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .........................        576,440       4,253,748         630,423       4,666,919
                                                                     ------------    ------------    ------------    ------------
                                                                        2,244,089      16,528,736       2,968,261      21,944,949
  Shares repurchased .............................................     (3,360,408)    (24,705,392)     (3,251,737)    (24,090,858)
                                                                     ------------    ------------    ------------    ------------
  Net decrease ...................................................     (1,116,319)   $ (8,176,656)       (283,476)   $ (2,145,909)
                                                                     ------------    ------------    ------------    ------------

For the Year Ended December 31, 2002

                                                                                Year Ended                      Year Ended
                                                                             December 31, 2002               December 31, 2001
                                                                       ----------------------------    ----------------------------
Municipal Income Fund (continued)                                         Shares          Amount          Shares          Amount
---------------------------------                                      ------------    ------------    ------------    ------------
Class B
  Shares sold ......................................................        360,545    $  2,668,323         345,205    $  2,561,560
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................         37,421         276,214          45,127         334,174
                                                                       ------------    ------------    ------------    ------------
                                                                            397,966       2,944,537         390,332       2,895,734
  Shares repurchased ...............................................       (746,990)     (5,506,527)       (349,414)
                                                                       ------------    ------------    ------------    ------------
  Net increase(decrease) ...........................................       (349,024)   $ (2,561,990)         40,918    $    305,328
                                                                                       ------------    ------------    ------------
  Decrease derived from capital shares transactions ................     (1,465,343)   $(10,738,646)       (242,558)   $ (1,840,581)
                                                                       ============    ============    ============    ============

                                                                                Year Ended                      Year Ended
                                                                             December 31, 2002               December 31, 2001
                                                                       ----------------------------    ----------------------------
Massachusetts Tax Free Income Fund                                        Shares          Amount          Shares          Amount
----------------------------------                                     ------------    ------------    ------------    ------------
Class A
  Shares sold ......................................................        456,052    $  7,320,365         509,197    $  8,157,232
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................        166,936       2,687,820         187,505       3,002,608
                                                                       ------------    ------------    ------------    ------------
                                                                            622,988      10,008,185         696,702      11,159,840
  Shares repurchased ...............................................       (659,550)    (10,569,788)       (761,186)    (12,187,109)
                                                                       ------------    ------------    ------------    ------------
  Net decrease .....................................................        (36,562)   $   (561,603)        (64,484)   $ (1,027,269)
                                                                       ------------    ------------    ------------    ------------
Class B
  Shares sold ......................................................         40,852    $    652,539          69,544    $  1,113,757
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................          9,320         149,611          11,907         190,203
                                                                       ------------    ------------    ------------    ------------
                                                                             50,172         802,150          81,451       1,303,960
  Shares repurchased ...............................................       (164,730)     (2,629,120)        (98,615)     (1,580,611)
                                                                       ------------    ------------    ------------    ------------
  Net decrease .....................................................       (114,558)   $ (1,826,970)        (17,164)   $   (276,651)
                                                                       ------------    ------------    ------------    ------------
  Decrease derived from capital shares transactions ................       (151,120)   $ (2,388,573)        (81,648)   $ (1,303,920)
                                                                       ============    ============    ============    ============

6. Contingent Expense Obligation. CDC IXIS Advisers has given a binding undertaking to Massachusetts Tax Free Income Fund to defer its management fee and, if necessary, bear certain expenses associated with the Fund to limit its operating expenses. This limitation is in effect until April 30, 2003 and will be reevaluated on an annual basis.

If in the year following a deferral or reimbursement of expenses the actual operating expenses of the Fund are less than its expense limit, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At December 31, 2002, the expense limits as a percentage of average daily net assets and amount subject to possible reimbursement under the expense limitation agreement were as follows:

                                            Expense Limit as a Percentage
                                             of Average Daily Net Assets    Cumulative Expenses Waived
                                            -----------------------------      or Reimbursed Subject
                                              Class A           Class B          to Future Payment
                                            -----------       -----------   --------------------------
Massachusetts Tax Free Income Fund             1.40%             2.05%                 $  --

7. Concentration of Credit. At December 31, 2002, Municipal Income Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: University 10.9%, Water 11.8%, Improvement 13.9% and Various Purpose 15.6%. The Fund also had more than 10% of its net assets invested in: Illinois 10.8%, New York 13.3%, and Texas 16.3%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At December 31, 2002, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Water 10.9% and University 13.3%. The Fund had investments in securities of issuers insured by Municipal Bond Investors Assurance Corporation (MBIA), and Financial Guaranty Insurance Company (FGIC) which aggregated to 9.79% and 4.11% of its net assets, respectively, at December 31, 2002.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest Municipal Income Fund, a series of CDC Nvest Funds Trust I and CDC Nvest Massachusetts Tax Free Income Fund, a series of CDC Nvest Funds Trust II (the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2003

                             TRUSTEES' INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                Position(s) Held with                                        Number of Portfolios in
                                Funds, Length of Time         Principal Occupation(s)        Fund Complex Overseen and
Name, Age and Address       Served and Term of Office(1)        During Past 5 Years          Other Directorships held
---------------------       ----------------------------      -----------------------        -------------------------

INDEPENDENT TRUSTEES
--------------------
Graham T. Allison, Jr. (63)         Trustee (2)(3);         Douglas Dillon Professor and     27; Director, Taubman
399 Boylston Street                    19 years             Director for the Belfer Center   Centers, Inc.; Board
Boston, MA 02116                                            of Science and International     Member, USEC Inc.
                                                            Affairs, John F. Kennedy
                                                            School of Government,
                                                            Harvard University

Daniel M. Cain (58)           Trustee, Chairman (1);        President and CEO, Cain          27; Trustee, Universal
452 Fifth Avenue                       7 years              Brothers & Company, Incor-       Health Realty Income Trust;
New York, NY 10018                                          porated (investment banking)     Director, eBenX, Inc.;
                                                                                             Director, PASC

Kenneth J. Cowan (71)         Trustee, Chairman (2)(3);     Retired                          27;
399 Boylston Street                   28 years                                               None
Boston, MA 02116

Richard Darman (59)                Trustee (2)(3);          Partner, The Carlyle Group       27; Director and Vice
399 Boylston Street                   7 years               (investments); Professor,        Chairman, AES Corporation
Boston, MA 02116                                            John F. Kennedy School of
                                                            Government, Harvard
                                                            University

Sandra O. Moose (61)                Trustee (1);            Senior Vice President and        27; Director, Verizon
One Exchange Place                   21 years               Director, The Boston             Communications; Director,
Boston, MA 02109                                            Consulting Group, Inc.           Rohm and Haas Company
                                                            (management consulting)

John A. Shane (70)                  Trustee (1);            President, Palmer Service        27; Director, Eastern Bank
200 Unicorn Park Drive               21 years               Corporation (venture capital     Corporation; Director, Gensym
Woburn, MA 01801                                            organization)                    Corporation; Director,
                                                                                             Overland Storage, Inc.;
                                                                                             Director, ABT Associates Inc.

Pendleton P. White (72)            Trustee (2)(3);          Retired                          27;
6 Breckenridge Lane                  22 years                                                None
Savannah, GA 31411

INTERESTED TRUSTEES
-------------------

John T. Hailer (42)               President and Chief       President and Chief Executive    27;
399 Boylston Street           Executive Officer, Trustee;   Officer, CDC IXIS Asset          None(2)
Boston, MA 02116                       3 years              Management Distributors,
                                                            L.P.; Senior Vice President,
                                                            Fidelity Investments

                             TRUSTEES' INFORMATION

                                Position(s) Held with                                        Number of Portfolios in
                                Funds, Length of Time         Principal Occupation(s)        Fund Complex Overseen and
Name, Age and Address       Served and Term of Office(1)        During Past 5 Years          Other Directorships held
---------------------       ----------------------------      -----------------------        -------------------------

INDEPENDENT TRUSTEES                                                                                  held
--------------------                                                                                  ----
(continued)
Peter S. Voss (56)              Chairman of the Board,      Director, President and Chief    27;
399 Boylston Street                   Trustee;              Executive Officer, CDC IXIS      Trustee of Harris
Boston, MA 02116                      11 years              Asset Management North           Associates Investment
                                                            America, L.P.                    Trust(3)

OFFICERS
--------

Mark E. Bradley (43)                 Treasurer;             Senior Vice President, CDC       27;
399 Boylston Street                Not Applicable           IXIS Asset Management            None
Boston, MA 02116                                            Services; Senior Vice
                                                            President, CDC IXIS Asset
                                                            Management Advisers; Vice
                                                            President and Assistant
                                                            Treasurer, MFS Investment
                                                            Management

John E. Pelletier (38)           Secretary and Clerk;       Senior Vice President,           27;
399 Boylston Street                 Not Applicable          General Counsel, Secretary       None
Boston, MA 02116                                            and Clerk, CDC IXIS
                                                            Distribution Corporation;
                                                            Senior Vice President,
                                                            General Counsel, Secretary
                                                            and Clerk, CDC IXIS Asset
                                                            Management Distributors,
                                                            L.P.; Senior Vice President,
                                                            General Counsel, Secretary
                                                            and Clerk, CDC IXIS Asset
                                                            Management Advisers, L.P.;
                                                            Executive Vice President,
                                                            General Counsel, Secretary,
                                                            Clerk and Director, CDC
                                                            IXIS Asset Management
                                                            Services, Inc.

(1)  Member of Audit Committee.

(2)  Member of Contract Review Committee.

(3)  Member of Governance Committee.

1 All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72.

2 Mr. Hailer is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.

3 Mr. Voss is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts: Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc. Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

                             REGULAR INVESTING PAYS

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $100 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

[CHART]

            25 YEARS
$100        $ 95,837
$200        $191,673
$500        $479,183

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial adviser or CDC Nvest Funds at 800-225-5478.

Please call CDC Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                             SAVING FOR RETIREMENT

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer --for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

   [The following table was depicted as a line graph in the printed material.]

         Investor         Age 30           Age 40            Age 65
         --------         ------           ------            ------
            A               $0               --             $214,295
            B               --               $0             $157,909

Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any CDC Nvest Fund. The value and returns on CDC Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

CDC Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or CDC Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                 CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

       *Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

--------------------------------------------------------------------------------
                               INVESTMENT MANAGERS

     AEW Management and Advisors                    Miller Anderson
      Capital Growth Management              Reich & Tang Asset Management
     Hansberger Global Investors               RS Investment Management
   Harris Associates/Oakmark Funds        Salomon Brothers Asset Management
           Jurika & Voyles                   Vaughan, Nelson, Scarborough
      Loomis, Sayles & Company                       & McCullough
          Mercury Advisors                     Westpeak Global Advisors
--------------------------------------------------------------------------------

        For current fund performance, ask your financial representative, access the CDC Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of
                                   Fund Facts.

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

          CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National
         Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the
        availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at
                                  www.NASD.com.

                                                            ------------------
[LOGO] CDC NVEST                                             PRESORT STANDARD
       =========FUNDS(SM)                                      U.S. POSTAGE
          CDC IXIS Asset Management Distributors                   PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                            -----------------

     ---------------------

          P.O. Box 8851

     Boston, Massachusetts

           02266-8551

     ---------------------

     www.cdcnvestfunds.com
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